UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

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JOHN HANCOCK PREFERRED INCOME FUND
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September 19, 2012

John Hancock Bank and Thrift Opportunity Fund

John Hancock Hedged Equity & Income Fund

John Hancock Preferred Income Fund

John Hancock Preferred Income Fund II

John Hancock Preferred Income Fund III

John Hancock Premium Dividend Fund

John Hancock Tax-Advantaged Dividend Income Fund

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more of the John Hancock funds listed above (the “Funds”). You are being asked to vote on a proposal regarding the election of the Trustees that oversee the Funds in which you are a shareholder. Enclosed with this letter you will find proxy materials which provide important details on the election of your Fund(s)’ Board of Trustees including instructions on how to cast your vote. I encourage you to please read the attached materials in their entirety and if you have any questions, please don’t hesitate to contact us at the number outlined at the bottom of this letter.

Election of Trustees

The following summarizes the proposed election of Trustees on which you are being asked to vote. Please note that this proposal is considered a routine item and is not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective.

You are being asked to elect thirteen Trustees as members of the Board of Trustees of each Fund. Currently the funds offered by John Hancock are overseen by two separate Boards of Trustees. The Board of Trustees that oversees your Fund(s) is proposing to combine with the Board overseeing the other John Hancock funds. A consolidation of the oversight of the John Hancock funds under one Board is expected to result in (1) efficiencies in oversight by reducing the number of board meetings held each year, eliminating the need for separate boards to consider and review similar matters, (2) efficiencies, consistencies, and potential cost savings in the operations of your Fund(s), due to a single board approaching all funds from a unified perspective. A single Board with members from both existing Boards also will preserve the continuity of current Board leadership and institutional history, while benefitting from additional members' expertise, experiences and insight.

Your Vote Matters!

After careful consideration, each Board has unanimously approved the proposal and recommends that shareholders vote “FOR” its approval, but the final approval requires your vote. No matter how large or small your Fund holdings, your vote is important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings.

For your convenience, you may vote one of three ways:

1)	via telephone by calling the number listed on your proxy card,

2)	via mail by returning the enclosed voting card or

3)	via the Internet by visiting http://www.proxyvoting.com/jhf.

I am confident that the proposed change will help us better serve all of the Funds’ shareholders. If you have questions, please call a John Hancock Funds Customer Service Representative at 1-800-852-0218 between 8:00 A.M. and 7:00 P.M., Eastern Time. I thank you for your time and your prompt vote on these matters.

Sincerely,

/s/ Hugh McHaffie
Hugh McHaffie President and Chief Executive Officer

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

JOHN HANCOCK HEDGED EQUITY & INCOME FUND

JOHN HANCOCK PREFERRED INCOME FUND

JOHN HANCOCK PREFERRED INCOME FUND II

JOHN HANCOCK PREFERRED INCOME FUND III

JOHN HANCOCK PREMIUM DIVIDEND FUND

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

601 Congress Street, Boston, Massachusetts 02210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on November 9, 2012

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, should you wish to attend in person.

To the shareholders of the funds listed above:

A shareholder meeting for each fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, November 9, 2012, at 2:00 P.M., Eastern Time, for the following purposes:

(1)	To elect thirteen (13) Nominees to serve until the expiration of their respective terms.

(2)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of the election of each of the thirteen Nominees.

Shareholders of record of each fund as of the close of business on September 6, 2012 are entitled to notice of, and to vote at, the fund’s annual meeting and at any adjournment thereof.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to Be Held on November 9, 2012.

The proxy statement is available at: http://www.proxyvoting.com/jhf

By order of the Board of Trustees,

Thomas M. Kinzler

Secretary

September 19, 2012

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

JOHN HANCOCK HEDGED EQUITY & INCOME FUND

JOHN HANCOCK PREFERRED INCOME FUND

JOHN HANCOCK PREFERRED INCOME FUND II

JOHN HANCOCK PREFERRED INCOME FUND III

JOHN HANCOCK PREMIUM DIVIDEND FUND

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

601 Congress Street, Boston, Massachusetts 02210

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on November 9, 2012

PROXY STATEMENT

This proxy statement contains the information that a shareholder should know before voting on the proposal described in the notice. Each fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 1-800-892-9552.

This proxy statement is being used in connection with the solicitation of proxies by the Board of Trustees at the annual meeting of each of John Hancock Bank and Thrift Opportunity Fund (“Bank and Thrift”), John Hancock Hedged Equity & Income Fund (“Hedged Equity & Income”), John Hancock Preferred Income Fund (“Preferred Income”), John Hancock Preferred Income Fund II (“Preferred Income II”), John Hancock Preferred Income Fund III (“Preferred Income III”), John Hancock Premium Dividend Fund (“Premium Dividend”), John Hancock Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend”), and John Hancock Tax-Advantaged Global Shareholder Yield Fund (“Tax-Advantaged Global”). The meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, November 9, 2012, at 2:00 P.M., Eastern Time. Shareholders of each fund are being asked to vote on the proposal to elect Trustees. The proxy statement and proxy card are being mailed to shareholders on or about September 19, 2012.

If a shareholder signs the enclosed proxy card and returns it in time to be voted at the meeting, the shareholder’s shares will be voted in accordance with the shareholder’s instructions. Signed proxies with no instructions will be voted FOR each of the Nominees. If a shareholder wishes to revoke his or her proxy, he or she may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 601 Congress Street, Boston, Massachusetts 02210, by returning a signed proxy with a later date before the meeting or, if attending the meeting and voting in person, by notifying the fund’s secretary (without complying with any formalities) at any time before the proxy is voted.

Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately.

Record Ownership

The Trustees of each fund have fixed the close of business on September 6, 2012 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meeting or any adjournment of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund	Shares
Bank and Thrift	18,528,511.0000
Hedged Equity & Income	14,041,506.0000
Preferred Income	25,957,328.0000
Preferred Income II	21,224,332.0000
Preferred Income III	31,517,565.0000
Premium Dividend	50,008,453.9617
Tax-Advantaged Dividend	37,734,746.0000
Tax-Advantaged Global	9,490,879.0000

To the best knowledge of the relevant fund, the shareholders listed below owned more than 5% of the fund’s shares as of the date indicated. Information related to these shareholders may be different as of the record date.

Name of Fund	Name and Address of Owner	Percent
Bank and Thrift	First Trust Portfolios LP	10.42%(1)
120 East Liberty Drive
Wheaton, Illinois 60187

Premium Dividend	Commerce Insurance Company	15.65%(2)
211 Main Street
Webster, Massachusetts 01570

Tax-Advantaged Dividend	First Trust Portfolios LP	7.09%(3)
120 East Liberty Drive
Wheaton, Illinois 60187

Tax-Advantaged Global	Spectrum Asset Management, Inc.	12.44%(3)
2 High Ridge Park
Stamford, Connecticut 06905

(1)	As of June 30, 2012
(2)	As of March 31, 2012
(3)	As of December 31, 2011

PROPOSAL

ELECTION OF TRUSTEES

General

Holders of the shares of each fund are entitled to elect thirteen Trustees at this meeting. Charles L. Bardelis, James R. Boyle, Craig Bromley, Peter S. Burgess, William H. Cunningham, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan, Deborah C. Jackson, James M. Oates, Steven R. Pruchansky, Gregory A. Russo and Warren A. Thomson have been designated as subject to election by holders of the shares of each fund. Hugh Mc Haffie and John Vrysen, who currently serve as Trustees of each fund, are not expected to continue to serve as Trustees beyond 2012. Dr. Moore’s term of office as Trustee will end when he retires upon the earlier of the date the Nominees take office if elected, or December 31, 2012.

Each Board of Trustees is divided into three staggered term classes, with the term of one class expiring each year, and no term continuing for longer than three years after the applicable election. Should a Trustee in a class wish to serve an additional term, he or she must stand for re-election. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for a period of up to two years. Ordinarily, the funds’ shareholders are asked to elect only one class at each annual shareholder meeting. However, in order to facilitate a consolidation of the John Hancock fund boards (discussed below), the funds’ shareholders are being asked to elect Nominees to all three classes at the meeting.

The funds in the John Hancock Fund Complex (as defined below) currently are overseen by two separate groups of trustees comprised of different individuals. One of these groups consists of the Trustees who comprise the boards that oversee your funds and two other closed-end funds, as well as John Hancock retail funds (including the series of John Hancock Funds III and twelve other investment companies) and the other group consists of trustees who comprise the boards that oversee John Hancock Funds II and John Hancock Variable Insurance Trust. Each board, including the Boards of the funds, separately has determined that it is in the best interests of each of the respective John Hancock funds that such board oversees to consolidate oversight of the funds by aligning the membership of the Boards with the membership of the other boards so that all funds in the John Hancock Fund Complex are overseen by the same group of trustees. In order to accomplish this, the current Trustees have nominated and proposed for election a slate of candidates that includes trustees from each separate group of trustees and representatives from senior management of Manulife Financial Corporation (“MFC” or “Manulife Financial”). Four of these candidates currently serve as Trustees of the funds and nine candidates do not currently hold such office. The group of current Trustees re-nominated for election consists of William H. Cunningham, Deborah C. Jackson, Steven R. Pruchansky and Gregory A. Russo. The group of Trustees newly nominated for election that do not currently serve as Trustees of the funds, but do currently serve as trustees of other funds in the John Hancock Fund Complex, consists of Charles L. Bardelis, James R. Boyle, Peter S. Burgess, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan and James M. Oates. The final two Nominees, Warren A. Thomson and Craig Bromley, currently do not serve as trustees of any of the funds in the John Hancock Fund Complex. As discussed in detail below, Mr. Thomson is a senior executive of Manulife Financial, the parent company of the funds’ adviser, John Hancock Advisers, LLC (the “Adviser”), and Mr. Bromley heads Manulife Financial’s United States operations and is President of John Hancock Financial Services. If elected, Messrs. Thomson and Bromley, along with Mr. Boyle, will serve as “interested” Trustees on the newly constituted boards.

In evaluating the consolidation of the oversight of the John Hancock funds under a single group of trustees, both groups of trustees considered that the separate boards often review the same or substantially similar policy matters, contractual arrangements and other matters for their respective funds. Each of the John Hancock funds’ boards, including the Boards of the funds, concluded that alignment of the boards is expected to result in: (i) efficiencies, consistencies and potential cost savings due to a single group of trustees overseeing all funds in the complex, including potential economies of scale from the spreading out of certain fixed costs over a larger pool of assets, and by eliminating the need for two separate groups of trustees to prepare for and hold separate regular board meetings each quarter to consider and review similar board agenda items; (ii) uniformity in policies and procedures across the John Hancock Fund Complex concerning substantially similar matters; (iii) alignment of board resources in areas such as compliance, regulatory and risk management oversight; and (iv) enhanced oversight of portfolio operations throughout the John Hancock Fund Complex, including fund performance monitoring and fund contract and fee reviews. The boards of the John Hancock funds, including the Boards of the funds, concluded that a single group of trustees serving on all boards in the John Hancock Fund Complex and consisting of members of both existing groups of trustees as well as representatives from Manulife Financial’s senior management would preserve the continuity of current board leadership and institutional history, while allowing the funds and the Boards to benefit from additional members’ expertise, experiences and insight.

At a meeting held on July 31, 2012, the Nominating, Governance and Administration Committee of the Boards considered the proposed slate of Trustee candidates and determined to recommend to the full Boards the election or re-election of the Nominees, as applicable, to the Boards of the funds. Acting on that recommendation, the Boards approved those nominations and called a meeting of shareholders to allow shareholders of the funds to vote on the election or re-election, as applicable, of the Nominees to the Boards.

If elected, any newly elected Trustees will join the funds’ Boards on or about December 1, 2012. To further align the boards that oversee the operations of the John Hancock Fund Complex, the other John Hancock fund boards also have nominated for election each of the Nominees below as members of each respective board effective on or about December 1, 2012.

Proposal

For each fund, Charles L. Bardelis, James R. Boyle, Craig Bromley, Peter S. Burgess, William H. Cunningham, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan, Deborah C. Jackson, James M. Oates, Steven R. Pruchansky, Gregory A. Russo and Warren A. Thomson are the Nominees for election by the shareholders.

Vote Required for the Proposal

The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect each Nominee to serve as a Trustee of that fund.

Each Board recommends that shareholders of each fund vote “FOR” each of the thirteen Nominees in the Proposal.

Information Concerning Nominees

The following table sets forth certain information regarding the Nominees for election to the Boards. The table also shows each Nominee’s principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen. Following John A. Moore’s retirement on or before December 31, 2012, the Board of each fund will consist of thirteen Trustees, ten of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (“Independent Trustees”). The table also lists the Trustees who are not currently standing for election. As of June 30, 2012, the John Hancock Fund Complex consisted of 244 funds, including the eight funds included in this proxy statement, two other closed-end funds and separate series of series mutual funds: John Hancock Variable Insurance Trust (101 funds), John Hancock Funds II (97 funds), John Hancock Funds III (13 funds), and 23 other John Hancock funds. The address of each Nominee is 601 Congress Street, Boston, Massachusetts 02210.

Name, (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past Five Years	Trustee Since	Number of John Hancock Funds Overseen

NOMINEES STANDING FOR ELECTION TERM TO EXPIRE IN 2016

Independent Nominees

Deborah C. Jackson (1952) Trustee

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-May 2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).

Trustee, John Hancock retail funds(1) (since 2008).

		2011(B) 2008 (A, C – H)	244(2)

James M. Oates (1946) Nominee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011).

Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and Connecticut River Bancorp (since 1998).

Director of the following Mutual Funds: Virtus Funds (formerly, Phoenix Mutual Funds) (since 1988).

Trustee (since 2004) and Chairman of the Board (since 2005) of John Hancock Variable Insurance Trustee; Trustee and Chairman of the Board of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

		Not Applicable	244(3)
Steven R. Pruchansky (1944) Trustee and Chairman

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairman of the Board (since 2011), John Hancock retail funds(1).

		2011(B) 1994(A) 1992(F) 2002 (C – D) 2003(E) 2004(G) 2007(H)	244(2)

Non-Independent Nominee

Craig Bromley(4) (1966) Nominee	President, John Hancock Financial Services, Senior Executive Vice President and General Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Life Insurance Company (Manulife Japan) (2005-2012, including prior positions).	Not Applicable	244(3)

Name, (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past Five Years	Trustee Since	Number of John Hancock Funds Overseen

NOMINEES STANDING FOR ELECTION
TERM TO EXPIRE IN 2015
Independent Nominees

Charles L. Bardelis (1941) Nominee

Director, Island Commuter Corp. (marine transport).

Trustee of John Hancock Funds II (since 2005) and John Hancock Variable Insurance Trust (since 1988); former Trustee of John Hancock Funds III (2005 to 2006).

		Not Applicable	244(3)

Peter S. Burgess (1942) Nominee

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).

Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation (2004-2010).

Trustee of John Hancock Variable Insurance Trust (since 2005) and John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005–2006).

		Not Applicable	244(3)

Theron S. Hoffman (1947) Nominee

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003 - 2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

		Not Applicable	244(3)

Non-Independent Nominee

Warren A. Thomson(4) (1955) Nominee	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada, Director and Chairman, Manulife Asset Management (since 2001, including prior positions).	Not Applicable	244(3)

NOMINEES STANDING FOR ELECTION
TERM TO EXPIRE IN 2014

Independent Nominees

William H. Cunningham (1944) Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television (since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006); Resolute Energy Corporation (since 2009); Southwest Airlines (since 2000); former Director of the following: Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until 2007); and former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds(1) (since 1986) and former Trustee of John Hancock Funds II (2005-2006).

		2011 (B) 1994 (A, F) 2002 (C – D) 2003(E) 2004(G) 2007(H)	244(2)

Name, (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past Five Years	Trustee Since	Number of John Hancock Funds Overseen

NOMINEES STANDING FOR ELECTION
TERM TO EXPIRE IN 2014

Independent Nominees

Grace K. Fey (1946) Nominee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).

Trustee of John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

		Not Applicable	244(3)

Hassell H. McClellan (1945) Nominee

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds) (since 2008), and Director of the Barnes Group (since 2010).

Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

		Not Applicable	244(3)

Gregory A. Russo (1949) Trustee

Director and Audit Committee Chairman (since May 2012) and Member, Audit Committee and Finance Committee (since 2011) of NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since May 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds(1) (since 2008).

		2011 (B) 2008 (A, C – H)	244(2)
Non-Independent Nominee

James R. Boyle(4) (1959) Nominee

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010).

Trustee of John Hancock Funds II (since 2005) and John Hancock retail funds(1) (2005-2010).

		Not Applicable	244(3)
Name, (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past Five Years	Trustee Since	Number of John Hancock Funds Overseen

Independent Trustee Who Is Not Standing for Election

John A. Moore(5)(6) (1939) Trustee	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (1989-2001); Senior Scientist, Sciences International (health research) (2000-2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency (1983-1989); Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007). Trustee, John Hancock retail funds(1) (since 1991).	2002 (A, C, D, F) 2003 (E) 2004 (G) 2007 (H) 2011 (B)	46

Name, (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past Five Years	Trustee Since	Number of John Hancock Funds Overseen

	Non-Independent Trustees Who Are Not Standing for Election

Hugh McHaffie(4)(5) (1959) Trustee President and Chief Executive Officer (since 2012)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds(1) (since 2010); President and Chief Executive Officer, John Hancock retail funds(1) (since 2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).	2011(B) 2010 (A, C – G)	46

John G. Vrysen(4)(5) (1955) Trustee	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds(1) (until 2009); Trustee, John Hancock retail funds(1) (since 2009).	2011(B) 2009 (A, C – H)	46

(1)	“John Hancock retail funds” is comprised of the series of John Hancock Funds III and 12 other investment companies, as well as ten closed-end funds (including Bank and Thrift, Hedged Equity & Income, Preferred Income, Preferred Income II, Preferred Income III, Premium Dividend, Tax-Advantaged Dividend and Tax-Advantaged Global).
(2)	This Trustee is nominated for election as a member of the Board of Trustees for other funds in the John Hancock Funds complex. Includes all funds within the John Hancock Funds complex that would be overseen by the Trustee if elected by shareholders of those funds.
(3)	Includes all funds within the John Hancock Funds complex that would be overseen by the Nominee if elected.
(4)	Because Messrs. Boyle, Bromely, McHaffie, Thomson and Vrysen are senior executives or directors of the Adviser and its affiliates, each of them is considered an “interested person” (as defined in the 1940 Act) of the funds.
(5)	This Trustee is not expected to serve as a Trustee beyond 2012.
(6)	Dr. Moore’s term of office as Trustee will end when he retires upon the earlier of the date the Nominees take office, if elected, or December 31, 2012.
(A)	Bank and Thrift
(B)	Hedged Equity & Income
(C)	Preferred Income
(D)	Preferred Income II
(E)	Preferred Income III
(F)	Premium Dividend
(G)	Tax-Advantaged Dividend
(H)	Tax-Advantaged Global

Additional Information About the Nominees and Trustees

In addition to the description of each Nominee’s and Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Nominee’s and Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Nominees or Trustees is an “expert” within the meaning of the federal securities laws.

Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. In considering nominees, although this Committee does not have a formal policy to consider diversity when identifying candidates for the position of Independent Trustee, as a matter of practice, this Committee considers the overall diversity of the Board with respect to backgrounds, professional experience, education, skill, and viewpoint. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Nominating, Governance and Administration Committee in its decision-making process with respect to candidates for the position of Independent Trustee. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. Each Nominee (other than Messrs. Bromley and Thomson) has experience as a Trustee of each fund, and/or experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of each fund in a manner consistent with the best interests of the fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his positions as Chairman and Director of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of another operating company.

Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the funds.

Hugh McHaffie — Through his positions as a senior executive of Manulife Financial’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

John A. Moore — Dr. Moore has management and operational oversight experience from his current and former positions as a senior executive of scientific research organizations and as a senior administrator of the Environmental Protection Agency. He also has oversight and corporate governance experience as a director of a scientific research organization. Dr. Moore, an Independent Trustee, serves as the Board’s Vice Chairman.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of other publicly traded companies and investment companies not affiliated with the funds.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as the Board’s Chairman.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Senior Executive Vice President and Chief Investment Officer of Manulife Financial, the Adviser’s parent company, Chairman of Manulife Asset Management, and positions with other affiliates of Manulife Financial and the Adviser, Mr. Thomson has experience in the development and management of equity and fixed income investment companies and other investment portfolios, variable annuities and retirement products, enabling him to bring experience to the Board on a wide variety of investment and management issues.

John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of Manulife Financial, the Adviser’s parent company, positions with other affiliates of the Adviser, and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Board Meetings and Board Committees

Each fund is organized as a Massachusetts business trust. Under the funds’ Declarations of Trusts, the Trustees are responsible for managing the affairs of the funds, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships During the Past Five Years” and “Additional Information About the Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs of the funds. With respect to Preferred Income, Preferred Income II and Preferred Income III, each Board met seven times during the fiscal year ended July 31, 2012. With respect to Bank and Thrift, Hedged Equity & Income and Tax-Advantaged Global, each Board met six times during the fiscal year ended October 31, 2011. The Board of Premium Dividend met eight times during the fiscal year ended October 31, 2011, and the Board of Tax-Advantaged Dividend met nine times during the fiscal year ended October 31, 2011. No Trustee attended fewer than 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. The funds hold joint meetings of the Trustees and all committees. Three Trustees attended the joint 2012 annual meeting of shareholders of the funds that was held on January 20, 2012.

Each Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairman to serve in the absence of the Chairman. Except for any duties specified pursuant to each fund’s Declaration of Trust or By-Laws, or as assigned by the Board, the designation of a Trustee as Chairman or Vice Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. Each Board has designated a number of standing committees as further described below, each of which has a Chairman. Each Board also designates working groups or ad hoc committees as it deems appropriate.

Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Each Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the amount of assets that these funds represent. Each Board also believes that having a supermajority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, each Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, each Board believes that, for the relevant periods of service on the Board, Messrs. Boyle, McHaffie, Thomson and Vrysen, each of whom is a senior executive of the Adviser, Manulife Financial (the Adviser’s parent company), and of other affiliates of the Adviser, have provided, or are expected to provide, each Board with the Adviser’s perspective in managing and sponsoring the funds. The leadership structure of a Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of each fund.

Board Committees

Each Board of the funds has five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; the Investment Performance Committee A; and the Contracts & Operations Committee. If the Nominees are elected to a Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the relevant Fund. The composition of each committee also will be considered.

The current membership of each committee is set forth below. As Chairman of each Board, Mr. Pruchansky is considered an ex officio member of each committee and, therefore, he is able to attend and participate in any committee meeting, as appropriate.

Audit	Compliance	Nominating, Governance and Administration	Investment Performance A	Contracts & Operations
Moore	Cunningham	All Independent	Jackson	All Independent
Pruchansky	Jackson	Trustees	Russo	Trustees
Russo	Russo		Vrysen

Audit Committee. Each Board has an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is comprised exclusively of Independent Trustees as defined under Section 2(a)(19) of the 1940 Act. Each Audit Committee member is financially literate, with at least one having accounting or financial management expertise. Each Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for each fund, oversees the work of the independent registered public accounting firm in connection with each fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Mr. Russo serves as Chairman of this Committee. The Audit Committee held seven meetings during the fiscal year ended July 31, 2012 for funds with that fiscal year end and eight meetings during the fiscal year ended October 31, 2011 for funds with that fiscal year end. The Audit Committee of Hedged Equity & Income met four times during the fiscal year ended October 31, 2011. The written report of the Audit Committee is set forth below under “Audit Committee Report”. The written charter of the Audit Committee is included as Attachment 1 to this proxy statement.

Compliance Committee. The primary role of this Committee is to oversee the activities of each fund’s Chief Compliance Officer (“CCO”); the implementation and enforcement of each fund’s compliance policies and procedures; and compliance with each fund’s, the Adviser’s, the subadvisers’ and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee. This Committee held four meetings during the fiscal year ended July 31, 2012 for funds with that fiscal year end and four meetings during the fiscal year ended October 31, 2011 for funds with that fiscal year end. The Compliance Committee of Hedged Equity & Income met once during the fiscal year ended October 31, 2011.

Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees as defined in the rules of the New York Stock Exchange and Section 2(a)(19) of the 1940 Act. The purpose of this Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board, corporate governance matters applicable to the Independent Trustees, and issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the funds. This Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates. Mr. Pruchansky serves as Chairman of this Committee. This Committee held five meetings during the fiscal year ended July 31, 2012 and three meetings during the fiscal year ended October 31, 2011 for funds with the relevant fiscal year ends. Each fund’s Board has adopted a written charter for the Nominating, Governance and Administration Committee. A copy of the Charter is included as Attachment 2 to this proxy statement.

In reviewing a potential Nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the Nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the Nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the Nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each Nominee may not have each of these qualities. As long as a current Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the renomination of a current Independent Trustee rather than a new candidate. Consequently, while this Committee will consider Nominees recommended by shareholders to serve as Independent Trustees, the Committee may act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of a fund.

While the Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider Nominees recommended by any source, including fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the relevant fund at such address as is set forth in the fund’s disclosure documents. Recommendations from management may be submitted to the Committee Chairman. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee’s process for identifying and evaluating Nominees to serve as Independent Trustees of the funds is set forth in Annex A to the Committee’s Charter.

Investment Performance Committee A. This Committee monitors and analyzes the performance of the funds generally, consults with the Adviser as necessary if a fund requires special attention, and reviews peer groups and other comparative standards as necessary. Ms. Jackson serves as Chairperson of Investment Performance Committee A. This Committee held seven meetings during the fiscal year ended July 31, 2012 and seven meetings during the fiscal year ended October 31, 2011 for funds with the relevant fiscal year ends. The Investment Performance Committee A of Hedged Equity & Income met two times during the fiscal year ended October 31, 2011.

Contracts & Operations Committee. This Committee is composed of all of the Independent Trustees and oversees the initiation, operation, and renewal of the various contracts between the funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Dr. Moore serves as Chairman of this Committee. As indicated above, Dr. Moore’s term of office as Trustee will end when he retires upon the earlier of the date the Nominees take office, if elected, or December 31, 2012. This Committee held four meetings during the fiscal year ended July 31, 2012 and three meetings during the fiscal year ended October 31, 2011 for funds with the relevant fiscal year ends.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Funds’ risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the Funds’ subadvisers and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Funds’ Chief Compliance Officer (“CCO”). The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program.

While the Adviser has responsibility for identifying and managing the Fund’s exposure to risk on a daily basis, the Board plays an active role in overseeing the processes established to assess, monitor and mitigate that exposure. The Board, acting through its Committees, has charged the Adviser with (i) identifying events or circumstances the occurrence of which could have adverse effects on the Funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation of processes and controls described in (i) and (ii) above. The Board, directly and indirectly through its Committees, routinely discusses with management the significant risks facing the Funds and reviews the processes and controls in place to address those risks. The Board regularly receives materials and information, including in-depth and in-person presentations from third-party experts, with respect to specific areas of risk, and the Board engages in comprehensive analyses and dialogues regarding those risks. Because the day-to-day operations and activities of the Funds are carried out by or through the Adviser and other service providers, the Board recognizes that it is not possible for it to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.

The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts & Operations Committees. The Committee system facilitates the timely and efficient consideration of matters by the Board, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairman of the Board, the relevant Committee Chair or the Funds’ CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board and the Committee Chairs confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Fund’s Pricing Committee (comprised of officers of the Funds).

Investment Performance Committee A and Investment Performance Committee B assist the Board in overseeing the significant investment policies of the Funds. The Adviser monitors these policies and may recommend changes to this Committee in response to subadviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding the Fund’s investment performance, which include information about investment risks and how they are managed.

The Compliance Committee assists the Board in overseeing the activities of the Funds’ CCO with respect to the compliance programs of the Fund, the Adviser, the Subadviser, and certain of the Funds’ other service providers (the distributor and transfer agent). This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the Fund’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.

Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process. In addition to the Committee meetings, the Adviser’s Risk and Investment Operations Committee described above, reports periodically to the full Board on risk management matters. Finally, John Hancock’s Chief Risk Officer, who as noted above supports the Adviser’s risk management program, at the Board’s request will from time-to-time report on risk management matters.

The Contracts & Operations Committee assists the Board in overseeing the Adviser’s management of the Funds’ operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, this Committee and the Board receive and review information provided by the Adviser, the subadvisers and the distributor relating to their operational capabilities, financial condition and resources.

The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

As stated above, the Adviser also has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. This Committee reports periodically to the Board on risk management matters. The Adviser’s risk management program is part of the overall risk management program of John Hancock. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at the Board’s request will report on risk management matters.

Executive Officers

The following table presents information regarding the current principal officers of the funds. The address of each officer is 601 Congress Street, Boston, Massachusetts 02210.

Name, (Year of Birth) and Position with the Fund	Year Commenced Service	Principal Occupation(s) During Past Five Years
Hugh McHaffie (1959) President and Chief Executive Officer	2012 (A-H)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); President and Chief Executive Officer, John Hancock retail funds (since 2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Andrew G. Arnott (1971) Executive Vice President	2009 (A-H)	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since 2004); Executive Vice President, John Hancock retail funds (since 2012); Chief Operating Officer, John Hancock retail funds (2009-2012); Senior Vice President, John Hancock retail funds (2010-2012); Vice President, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development, John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler (1955) Secretary and Chief Legal Officer	2011 (B) 2006 (A,C –G) 2007(H)	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); and Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006).

Francis V. Knox, Jr. (1947) Chief Compliance Officer	2011 (B) 2005 (A,C –G) 2007 (H)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

Charles A. Rizzo (1957) Chief Financial Officer	2011 (B) 2007 (A, C–H)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman Sachs (2005–2007).

Name, (Year of Birth) and Position with the Fund	Year Commenced Service	Principal Occupation(s) During Past Five Years
Salvatore Schiavone (1965) Treasurer	2011 (B) 2009 (A, C – H)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009); Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010) and (2007-2009); Assistant Treasurer, John Hancock retail funds (2007-2009); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research Company (2005–2007).

(A)	Bank and Thrift
(B)	Hedged Equity & Income
(C)	Preferred Income
(D)	Preferred Income II
(E)	Preferred Income III
(F)	Premium Dividend
(G)	Tax-Advantaged Dividend
(H)	Tax-Advantaged Global

“John Hancock retail funds” is comprised of the series of John Hancock Funds III and 12 other investment companies, as well as ten closed-end funds (including the funds described in this proxy statement).

Communications with the Trustees

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the funds at the following address: 601 Congress Street, Boston, Massachusetts 02210. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of a fund.

Nominee Share Ownership

The following table shows the number of shares beneficially owned by each Nominee, as well as the dollar range of each Nominee’s ownership of the funds and all John Hancock funds overseen by the Nominee. No information is provided for Messrs. McHaffie and Vrysen because they are not expected to continue to serve as Trustees beyond 2012.

Nominee Holdings(1)

Name of Nominee	Bank and Thrift	Amount of Shares	Hedged Equity & Income	Amount of Shares	All John Hancock Funds Overseen

Independent Nominees
Charles L. Bardelis	None	0	None	0	Over $100,000
Peter S. Burgess	None	0	None	0	Over $100,000
William H. Cunningham	$ 1 –$10,000	320	$ 1 –$10,000	330	Over $100,000
Grace K. Fey	None	0	None	0	Over $100,000
Theron S. Hoffman	None	0	None	0	Over $100,000
Deborah C. Jackson	$10,001 –$50,000	697	$10,001 –$50,000	670	Over $100,000
Hassell H. McClellan	None	0	None	0	Over $100,000
John A. Moore	$ 1 – $10,000	500	$ 1 – $10,000	250	Over $100,000
James M. Oates	None	0	None	0	Over $100,000
Steven R. Pruchansky	$10,001 –$50,000	744	$1 – $10,000	613	Over $100,000
Gregory A. Russo	$10,001 –$50,000	629	$1 – $10,000	500	Over $100,000
Non-Independent Nominees
James R. Boyle	None	0	None	0	Over $100,000
Craig Bromley	None	0	None	0	None
Warren A. Thomson	None	0	None	0	Over $100,000

Name of Nominee	Preferred Income	Amount of Shares	Preferred Income II	Amount of Shares	All John Hancock Funds Overseen

Independent Nominees
Charles L. Bardelis	None	0	None	0	Over $100,000
Peter S. Burgess	$1 –$10,000	400	$1 –$10,000	200	Over $100,000
William H. Cunningham	$1 –$10,000	295	$1 –$10,000	285	Over $100,000
Grace K. Fey	None	0	None	0	Over $100,000
Theron S. Hoffman	None	0	None	0	Over $100,000
Deborah C. Jackson	$ 10,001 –$50,000	472	$ 10,001 –$50,000	486	Over $100,000
Hassell H. McClellan	None	0	None	0	Over $100,000
John A. Moore	$10,001 –$50,000	800	$10,001 –$50,000	500	Over $100,000
James M. Oates	None	0	None	0	Over $100,000
Steven R. Pruchansky	$10,001 –$50,000	718	$ 10,001 –$50,000	736	Over $100,000
Gregory A. Russo	$10,001 –$50,000	480	$ 10,001 –$50,000	483	Over $100,000
Non-Independent Nominees
James R. Boyle	None	0	None	0	Over $100,000
Craig Bromley	None	0	None	0	None
Warren A. Thomson	None	0	None	0	Over $100,000

Name of Nominee	Preferred Income III	Amount of Shares	Premium Dividend	Amount of Shares	All John Hancock Funds Overseen
Independent Nominees
Charles L. Bardelis	None	0	None	0	Over $100,000
Peter S. Burgess	None	0	None	0	Over $100,000
William H. Cunningham	$ 1 –$10,000	320	$ 1 –$10,000	495	Over $100,000
Grace K. Fey	None	0	$0	0	Over $100,000
Theron S. Hoffman	None	0	None	0	Over $100,000
Deborah C. Jackson	$10,001 –$50,000	592	$ 10,001 –$50,000	826	Over $100,000
Hassell H. McClellan	None	0	None	0	Over $100,000
John A. Moore	$ 1 – $10,000	350	$ 1 – $10,000	500	Over $100,000
James M. Oates	None	0	None	0	Over $100,000
Steven R. Pruchansky	$10,001 –$50,000	804	$10,001 –$50,000	1142	Over $100,000
Gregory A. Russo	$10,001 –$50,000	570	$10,001 –$50,000	810	Over $100,000
Non-Independent Nominees
James R. Boyle	None	0	None	0	Over $100,000
Craig Bromley	None	0	None	0	None
Warren A. Thomson	None	0	None	0	Over $100,000

Name of Nominees	Tax-Advantaged Dividend	Amount of Shares	Tax-Advantaged Global	Amount of Shares	All John Hancock Funds Overseen
Independent Nominees
Charles L. Bardelis	None	0	None	0	Over $100,000
Peter S. Burgess	None	0	None	0	Over $100,000
William H. Cunningham	$ 1 –$10,000	335	$1 –$10,000	430	Over $100,000
Grace K. Fey	None	0	None	0	Over $100,000
Theron S. Hoffman	None	0	None	0	Over $100,000
Deborah C. Jackson	$10,001 –$50,000	600	$10,001 –$50,000	850	Over $100,000
Hassell H. McClellan	None	0	None	0	Over $100,000
John A. Moore	$ 1 – $10,000	500	$ 1 – $10,000	500	Over $100,000
James M. Oates	None	0	None	0	Over $100,000
Steven R. Pruchansky	$10,001 –$50,000	786	$10,001 –$50,000	990	Over $100,000
Gregory A. Russo	$10,001 –$50,000	622	$ 1 – $10,000	714	Over $100,000
Non-Independent Nominees
James R. Boyle	None	0	None	0	Over $100,000
Craig Bromley	None	0	None	0	None
Warren A. Thomson	None	0	None	0	Over $100,000

(1)	Nominee and Trustee share ownership is provided as of August 31, 2012. The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Nominees and Trustees in the funds and in all John Hancock funds overseen by each Nominee or Trustee. For each Nominee and Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee and Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “Remuneration of Trustees/Nominees and Officers.” The information as to beneficial ownership is based on statements furnished to the funds by the Nominees and Trustees. Each of the Nominees has all voting and investment powers with respect to the shares indicated. None of the Nominees or Trustees beneficially owned individually, and the Nominees, Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a fund’s executive officers, Trustees and persons who own more than 10% of a fund’s shares (“10% Shareholders”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that, during the past fiscal year, its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees/Nominees and Officers

The following table provides information regarding the compensation earned by the Independent Trustees from the funds and the other investment companies in the John Hancock Fund Complex for their services for each fund’s most recently completed fiscal year. No information is provided with respect to John A. Moore, a Trustee of each fund, because his term of office will end on December 31, 2012. The Non-Independent Trustees/Nominees, and each of the officers of the funds who are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

Aggregate Compensation for the

Fiscal Year Ended July 31, 2012

Name of Nominee	Preferred Income	Preferred Income II	Preferred Income III	Total Compensation All Funds in the John Hancock Fund Complex(1)
Charles L. Bardelis	$0	$0	$0	$282,500
Peter S. Burgess	$0	$0	$0	$300,000
William H. Cunningham(1)	$5,020	$5,017	$5,021	$230,123
Grace K. Fey	$0	$0	$0	$282,500
Theron S. Hoffman	$0	$0	$0	$270,000
Deborah C. Jackson	$5,437	$5,426	$5,439	$217,000
Hassell H. McClellan	$0	$0	$0	$300,000
John A. Moore(1)	$6,298	$6,262	$6,307	$249,000
James M. Oates	$0	$0	$0	$382,500
Steven R. Pruchansky(1)	$7,000	$7,000	$7,000	$299,272
Gregory Russo	$5,750	$5,750	$5,750	$229,000

(1)	As of July 31, 2012, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $269,018; Dr. Moore was $340,381; and Mr. Pruchansky was $406,860 under the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

Aggregate Compensation for the

Fiscal Year Ended October 31, 2011

Name of Trustee	Bank and Thrift	Hedged Equity & Income	Premium Dividend	Tax Advantaged Dividend	Tax Advantaged Global	Total Compensation All Funds in the John Hancock Fund Complex
Charles L. Bardelis	$0	$0	$0	$0	$0	$270,000
Peter S. Burgess	$0	$0	$0	$0	$0	$300,000
William H. Cunningham (1)	$5,000	$0	$5,974	$6,055	$5,000	$218,071
Grace K. Fey	$0	$0	$0	$0	$0	$270,000
Theron S. Hoffman	$0	$0	$0	$0	$0	$270,000
Deborah C. Jackson	$5,350	$128	$9,537	$9,880	$5,125	$203,000
Hassell H. McClellan	$0	$0	$0	$0	$0	$300,000
John A. Moore(1)	$6,012	$510	$6,999	$7,080	$6,004	$229,000
James M. Oates	$0	$0	$0	$0	$0	$370,000
Steven R. Pruchansky(1)	$6,920	$1000	$8,032	$8,124	$6,802	$280,149
Gregory Russo	$5,750	$375	$9,646	$9,968	$5,750	$227,000

(1)	As of October 31, 2011, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $247,659; Dr. Moore was $322,934; and Mr. Pruchansky was $389,739 under the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

As part of the board consolidation, three of the current members of the Boards are not standing for reelection, including Dr. Moore, an Independent Trustee. If this Proposal is approved, Dr. Moore’s term of office will end in advance of his scheduled retirement date of December 31, 2012. In recognition of his service as an independent member of the Boards and contingent upon the approval by shareholders of a new slate of trustees, the Boards have approved an aggregate payment of $300 per fund. The payment was calculated based on the amount the trustee would have received from each fund for attending meetings through his scheduled retirement date.

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the funds or any of their affiliated persons or has a material interest adverse to the funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the Trusts within the past ten years.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission (the “SEC”), or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed with the funds’ management and PricewaterhouseCoopers (“PwC”) the audited financial statements of the funds contained in the Annual Reports on Form N-CSR for the last fiscal year.** The Audit Committee also has discussed with PwC the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standards, AU Section 380, which includes, among other items, matters related to the conduct of the audit of the funds’ financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from the funds.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in each fund’s Annual Report on Form N-CSR for filing with the SEC.

Submitted by the Audit Committee*

Stanley Martin

Charles L. Ladner

Dr. John A. Moore

Patti McGill Peterson

*	Dr. John A. Moore, Steven R. Pruchansky, and Gregory A. Russo currently serve on the Audit Committee.
**	For purposes of this report, the funds’ most recently completed fiscal years are as follows: October 31, 2011 (John Hancock Bank and Thrift Opportunity Fund, John Hancock Hedged Equity & Income Fund, John Hancock Premium Dividend Fund, John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund), and July 31, 2011 (John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II and John Hancock Preferred Income Fund III).

Independent Registered Public Accounting Firm

The Trustees of each fund, including a majority of each fund’s Independent Trustees, have selected PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, to act as independent registered public accounting firm.

Representatives of PwC are not expected to be present at the meeting, but have been given the opportunity to make a statement, if they desire to do so, and will be available should any matter arise requiring their participation.

The following tables set forth the aggregate fees billed by PwC for the funds’ two most recently completed fiscal years for professional services rendered for: (i) the audit of the fund’s annual financial statements and the review of financial statements included in the fund’s reports to shareholders, (ii) assurance and related services that are reasonably related to the performance of the audit or review of the fund’s financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all other services provided by PwC other than (i), (ii) and (iii). None of the services described below were approved by the Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X under the Securities Act of 1933, as amended.

Fees Paid to PwC for the Fiscal Years Ended July 31, 2012 and 2011

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2012	2011	2012	2011	2012	2011	2012	2011
Preferred Income	$40,172	$39,190	$0	$0	$3,629	$3,524	$171	$10,073
Preferred Income II	$40,172	$39,190	$0	$0	$3,629	$3,524	$171	$10,073
Preferred Income III	$40,172	$39,190	$0	$0	$3,629	$3,524	$171	$10,073

Fees Paid to PwC for the Fiscal Years Ended October 31, 2011 and 2010

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2011	2010	2011	2010	2011	2010	2011	2010
Bank and Thrift	$28,087	$27,349	$0	$0	$2,938	$2,798	$73	$20
Hedged Equity & Income(1)	$45,233	$0	$0	$0	$3,390	$0	$27,973	$0
Premium Dividend	$38,293	$36,468	$6,374	$0	$2,382	$2,268	$73	$20
Tax-Advantaged Dividend	$34,190	$33,162	$6,374	$0	$3,165	$3,014	$73	$20
Tax-Advantaged Global	$36,485	$34,508	$0	$0	$3,391	$3,229	$1,184	$20

(1)	Hedged Equity & Income commenced operations on May 26, 2011.

Each fund’s Audit Committee has adopted procedures that require the pre-approval of audit and non-audit services provided by the fund’s independent registered public accounting firm to the fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provide services to the funds (the “Adviser Affiliates”) and that relate directly to the funds’ operations and financial reporting. In addition, these procedures identify certain types of audit and non-audit services that are anticipated to be provided by PwC during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, such services are deemed to be pre-approved by the Audit Committee. The scope and value criteria are reviewed annually. Unless a service is pre-approved under the procedures, it must be specifically pre-approved by the Audit Committee.

In recommending PwC as the funds’ independent registered public accounting firm, the Audit Committee has considered the compensation paid to PwC for audit and non-audit services to the Adviser and the Adviser Affiliates, and has determined that such compensation is not incompatible with maintaining PwC’s independence.

The following table sets forth the aggregate non-audit fees billed by PwC for services rendered to each fund for the two most recently completed fiscal years.

Fund	Fiscal Year Ended July 31, 2012	Fiscal Year Ended July 31, 2011
Preferred Income	$3,800	$13,597
Preferred Income II	$3,800	$13,597
Preferred Income III	$3,800	$13,597

Fund	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2010
Bank and Thrift	$3,011	$2,818
Hedged Equity & Income	$31,363	$0
Premium Dividend	$2,455	$2,288
Tax-Advantaged Dividend	$3,238	$3,034
Tax-Advantaged Global	$4,575	$3,249

The following table sets forth the aggregate non-audit fees billed by PwC for services rendered to the Adviser and the Adviser Affiliates for the funds’ last two fiscal years.

Fiscal Year Ended	Amount Billed to the Adviser and Adviser Affiliates
July 31, 2012	$3,991,140
July 31, 2011	$1,505,287
October 31, 2011	$1,763,690
October 31, 2010	$3,163,979

MISCELLANEOUS

Voting; Quorum; Adjournment

The following votes are required to approve the proposal:

Proposal	Vote Required
Proposal 1	A plurality of all votes cast, assuming a quorum exists.* A “plurality” means that the thirteen Nominees presented for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.

*	In order for a “quorum” to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

Proposal 1 is considered a routine matter on which brokers holding shares in “street name” may vote on this proposal without instruction, under the rules of the New York Stock Exchange (“NYSE”).

The following table summarizes how the quorum and voting requirements are determined.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted in determining whether a quorum exists.	Shares present in person will be voted in person by the shareholder at the meeting. Shares present by proxy will be voted by the proxy holder in accordance with instructions specified in the proxy.

Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” each Nominee.

Proxy with No Voting Instruction	Considered “present” for determining whether a quorum exists.	Will be voted “for” each Nominee by the proxy holder.

Vote to Abstain	Considered “present” for determining whether a quorum exists.	Same effect as a vote “against” each Nominee.

If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. Shareholder action may be taken on the proposal prior to such adjournment. Any adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

Expenses and Methods of Solicitation

The costs of the meeting, and the expense of preparing, printing and mailing the proxy materials and soliciting shareholder votes will be paid by the funds’ Adviser. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the Adviser may solicit proxies in person, by facsimile, by e-mail or by telephone. Computershare Shareowner Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $1,680 per fund plus reasonable expenses (including the cost of maintaining an Internet Web site where the proxy materials are posted).

Telephone Voting

The funds may arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the Adviser, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

•	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide certain identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the funds’ Voice Response Unit and follow these steps to vote:

•	Read the proxy statement and have the proxy card at hand.

•	Call the toll-free number located on the proxy card.

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will receive a confirmation of the voting instructions.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

Shareholders also have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect shareholders’ right to vote in person if they decide to attend the meeting. Shareholders should not mail the proxy card if they are voting via the Internet. To vote via the Internet, shareholders will need the information on their proxy cards. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access (which the shareholders must bear), such as usage charges from Internet access providers and telephone companies.

To vote via the Internet, shareholders should:

•	Read the proxy statement and have the proxy card on hand.

•	Go to the Web site listed on the proxy card.

•	Follow the directions on the Web site. Shareholders should call 1-800-852-0218 to report any problems.

To ensure that voting instructions have been recorded correctly, shareholders will receive confirmation of their voting instructions immediately after submission.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement, or Notice of Internet Availability of Proxy Materials may be delivered to shareholders residing at the same address, unless such shareholders have notified the applicable fund of their desire to receive multiple copies of the shareholder reports and other materials that a fund sends. If you would like to receive an additional copy, please contact the applicable fund by writing to 601 Congress Street, Boston, Massachusetts 02210 Attn: Michael Heffernan, or by calling 1-800-852-0218. The fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

The Funds’ Adviser, Administrator and Subadvisers

John Hancock Advisers, LLC serves as each fund’s investment adviser and administrator. An affiliate of the Adviser, John Hancock Asset Management a division of Manulife Asset Management (US) LLC, 101 Huntington Avenue, Boston, Massachusetts 02199, serves as each fund’s subadviser, except for Hedged Equity & Income and Tax-Advantaged Global. Wellington Management Company, LLP, 280 Congress Street, Boston, Massachusetts 02210, serves as a subadviser to Hedged Equity & Income. Analytic Investors, LLC, 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a subadviser to Tax-Advantaged Dividend and Tax-Advantaged Global. Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as one of two subadvisers to Tax-Advantaged Global.

Other Matters

The management of the funds knows of no business to be brought before the meeting, except as described in this proxy statement. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management of the funds will provide further information.

The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of the funds generally are expected to consider and vote on the same matter. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the meetings is in the best interest of each fund’s shareholders. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

The shareholders of each fund will vote separately on the proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other funds.

SHAREHOLDER PROPOSALS

Shareholder proposals, including Nominees for Trustee, intended to be presented at a fund’s 2014 annual meeting, in accordance with Rule 14a-8 under the Exchange Act, must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, by no later than the close of business on May 22, 2013, for inclusion in that fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions). Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Secretary of the relevant fund at 601 Congress Street, Boston, Massachusetts 02210 by no later than the close of business on June 21, 2013 and no earlier than May 22, 2013. In order to be included in a fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

JOHN HANCOCK HEDGED EQUITY & INCOME FUND

JOHN HANCOCK PREFERRED INCOME FUND

JOHN HANCOCK PREFERRED INCOME FUND II

JOHN HANCOCK PREFERRED INCOME FUND III

JOHN HANCOCK PREMIUM DIVIDEND FUND

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

Dated: September 19, 2012

ATTACHMENT 1

JOHN HANCOCK FUNDS

AUDIT COMMITTEE CHARTER

A.	Composition. The Audit Committee (the “Committee”) shall be composed exclusively of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the Funds, or of any Fund’s investment adviser, subadviser or principal underwriter (the “Independent Trustees”). The Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. Unless otherwise determined by the Board, no member of the Committee may serve on the audit committee of more than two other public companies (other than another John Hancock Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a Fund, other than fees paid in his or her capacity as a member or chair of the Board of Trustees or of a committee of the Board of Trustees. Each member of the Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

As required or as it deems appropriate, the Audit Committee shall consider whether one or more of its members qualifies to be designated by the Board of Trustees as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission. The Audit Committee shall report the results of its deliberations to the Board of Trustees for further action as appropriate, including, but not limited to, a determination by the Board of Trustees that the Audit Committee membership includes or does not include one or more “audit committee financial experts” and any related disclosure to be made concerning this matter.

B.	Overview. The Committee’s purpose is to:

1.	assist the Board in fulfilling its oversight responsibilities of (1) the integrity of the Funds’ financial statements, (2) the Funds’ compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), (3) the independent auditor’s qualifications and independence, and (4) the performance of the Funds’ independent auditors;

2.	act as a liaison between the Funds’ independent auditors and the Board of Trustees; and

3.	oversee the preparation of an Audit Committee Report as required by the Securities and Exchange Commission (the “SEC”) to the extent required to be included in the closed-end Funds’ annual proxy statement.

The Committee shall discharge its responsibilities, and shall access the information provided by the Funds’ management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the Funds’ financial statements and the maintenance of appropriate systems for accounting and internal controls over financial reporting. The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards. In fulfilling their responsibilities hereunder, it is recognized that it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a Fund to its shareholders and others. The authority and responsibilities set forth in this charter recognize that the Committee members are not acting as accountants or auditors and this charter does not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that any Fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor’s report.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the

Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does involve the extent of detail as, audits performed by the independent auditors, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

C.	Oversight. The independent auditors shall report directly to the Committee, and the Committee shall be responsible for oversight of the work of the independent auditors, including resolution of any disagreements between any Fund’s management and the independent auditors regarding financial reporting matters. In connection with its oversight role, the Committee should also review with the independent auditors, from time to time as appropriate: significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of a Fund’s financial statements; accounting for unusual transactions; adjustments arising from audits that could have a significant impact on the Funds’ financial reporting process; and any recent SEC comments on the Funds’ SEC reports, including, in particular, any accounting or disclosure compliance comments. The Committee should inquire of the independent auditor concerning the quality, not just the acceptability, of the Funds’ accounting determinations and other judgmental areas.

D.	Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall determine:

1.	To approve, and recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment and retention of an independent auditor for each Fund (or any other public accounting firm engaged for the purpose of performing other audit, review or attest services for a Fund) prior to the engagement of such independent auditor and, at an appropriate time, its compensation, and to approve the termination of the independent auditor. The Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee should periodically consider whether there should be a regular rotation of the independent audit firm.

2.	To periodically review and evaluate the lead partner and other senior members of the independent auditor’s team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

3.	To pre-approve all non-audit services provided by the independent auditor to the Fund or to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

4.	The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities for non-audit services to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the Funds or to a service provider as referenced in Paragraph 3, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

5.

To meet periodically, including separately, with independent auditors and with the Funds’ senior management to, as appropriate: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review, to the extent required by applicable law or regulation, the form and substance of the closed-end Funds’ financial statements and reports, including each closed-end Fund’s disclosures under “Management’s Discussion of Fund Performance” and to discuss any matters of importance relating to the Funds’ financial statements, including any adjustments to such statements recorded by management or recommended by the independent auditors, or other results of an audit; (iii) consider the independent auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the resolution of any disagreements between the independent auditors and management regarding the Funds’ financial reporting; (v) obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by form N-SAR; (vi) review the form of opinion on financial statements that the independent accountants propose to render to the Board and shareholders and (vii) discuss with management any comments raised by regulators with respect to financial statement reporting and disclosure. The Committee will periodically discuss with the independent auditors their assessment of management’s capabilities in areas that could impact the financial statements, and shall review reports provided by management’s internal auditors regarding matters that could affect the Funds’ financial statements or related services provided by management to the Funds. If any Fund establishes an internal audit function, the Committee shall assist the Board in fulfilling its oversight responsibilities over the performance thereof.

6.	With respect to any Fund listed on a securities exchange, to consider whether it will recommend to the Board of Trustees that the audited financial statements be included in a Fund’s annual report. The Board delegates to the Committee the authority to release the Funds’ financial statements for publication in the annual and semi-annual report, subject to the Board’s right to review and ratify such financial statements following publication. With respect to each Fund, to review and discuss with each Fund’s management and independent auditor the Funds’ audited financial statements and the matters about which Statement on Auditing Standards No. 114, as amended, requires discussion. With respect to any listed Fund, the Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a Fund relating to its annual meeting of security holders or in any other filing required by the SEC’s rules.

7.	To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.

8.	To obtain and review, at least annually, a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and each Fund, including the disclosures required by any applicable Independence Standards Board Standard or the Public Company Accounting Oversight Board. The Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

9.	To review with the independent auditor any problems that may be reported to it arising out of a Fund’s accounting, auditing or financial reporting functions and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

10.	To review securities pricing procedures and review their implementation with management, independent auditors and others as may be required, except with respect to the Funds’ Rule 2a-7 policies and procedures.

11.	To establish procedures for the receipt, retention, and treatment of complaints received by a Fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed Fund, as well as employees of the Fund, if any, regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements.

12.	With respect to any listed Fund, to discuss guidelines and policies to govern the process by which financial risk assessment and financial risk management is undertaken. The Committee is not the primary body responsible for oversight of risk assessment and risk management, which is primarily the role of management.

13.	With respect to any listed Fund, to set clear hiring policies for employees or former employees of the independent auditors.

14.	To report regularly to the Board of Trustees, including providing the Committee’s conclusions and/or recommendations with respect to the independent auditor and the Funds’ financial statements and accounting controls.

15.	For listed Funds, to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies (if any), and the type of presentation to be made.

16.	To consider the effect upon a Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors.

E.	Subcommittees. The Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Committee at its next meeting.

F.	Additional Responsibilities. The Committee shall perform other tasks assigned to it from time to time by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

G.	Funding. Each Fund shall provide for appropriate funding, as determined by the Committee for payment of:

1.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund.

2.	Compensation to any counsel, advisers, experts or consultants engaged by the Committee under Paragraph J of this charter.

3.	Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4.	Public Company Accounting Oversight Board fees.

H.	Governance. One member of the Committee shall be appointed as chair by the Board of Trustees. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Board of Trustees, as appropriate. The designation of a person as an “audit committee financial expert”, within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board of Trustees.

I.	Evaluation. At least annually, the Committee shall evaluate its own performance consistent with the requirements of this charter and report the results to the Board of Trustees.

J.	Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the Funds as it deems desirable.

K.	Review. The Committee shall review this charter periodically and shall recommend such changes to the Board of Trustees as it deems desirable.

Last revised: June 5, 2012

ATTACHMENT 2

JOHN HANCOCK FUNDS

NOMINATING, GOVERNANCE AND ADMINISTRATION COMMITTEE CHARTER

A.	Composition. The Nominating, Governance and Administration Committee (the “Committee”) shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) and are not “interested persons” (as defined in the Investment Company Act of 1940) of any of the Funds, or of any Fund’s investment adviser, subadviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Committee.

B.	Overview. The purpose of the Committee is (1) to make determinations and recommendations to the Board on issues related to (a) the composition and operation of the Board, (b) corporate governance matters applicable to the Independent Trustees, and (c) issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board's oversight of the Funds, and (2) to discharge such additional duties, responsibilities and functions as are delegated to it from time to time.

C.	Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall determine:

1.	To identify individuals qualified to serve as Independent Trustees of the Funds, and to consider and determine nominations of individuals to serve as Trustees.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3.	To consider and determine the amount of compensation to be paid by the Funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters. The Chairman of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the Funds provided by them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.

4.	To consider and determine the duties and compensation of the Chairman of the Board.

5.	To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

6.	To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.

7.	To monitor all expenditures and practices of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: directors and officers liability insurance and fidelity bond coverage and costs; association dues, including Investment Company Institute and Mutual Fund Directors Forum membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses and policies associated with Trustee attendance at educational or informational conferences; publication expenses; expenses of computers and related service charges; and fees of counsel to the Independent Trustees.

8.	To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the Funds or any Fund’s investment adviser, subadviser or principal underwriter, or by the Committee, from time to time, other than as may be engaged directly by another Committee.

9.	To make a recommendation to the Board of Trustees concerning the annual consideration of the agreements relating to legal services.

10.	To periodically review the Board’s committee structure and, in collaboration with the Chairs of the various Committees, the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

11.	To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of Funds in the Fund complex and the effectiveness of its committee structure.

12.	To retain and terminate any firm(s) to be used to identify or evaluate or assist in identifying or evaluating potential Independent Board nominees, subject to the Board’s sole authority to approve the firm’s fees and other retention terms.

13.	To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

14.	To review the Rule 17j-1 Code of Ethics of the Independent Trustees in coordination with the Board of Trustees’ Compliance Committee.

D.	Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

E.	Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

F.	Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the Funds as it deems desirable.

G.	Evaluation. At least annually, the Committee shall evaluate its performance consistent with the requirements of this charter and report the results to the Board of Trustees.

H.	Review. The Committee shall review this charter periodically and shall recommend changes to the Board of Trustees, as it deems desirable.

Last revised: June 5, 2012

ANNEX A

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

3.	Nominees should have a commitment to understand the Funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Current Trustees

The renomination of current Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above based on, among other things, the current Trustee’s contribution to the Board and any committee.

Review of Nominations

1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates who would be Independent Trustees, the Committee believes that no particular qualities or skills nor any specific minimum qualifications or disqualifications are controlling or paramount. The Committee shall take into consideration any such factors as it deems appropriate. These factors may include (but are not limited to) the person’s character, integrity, judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate’s experience with the experience of other Board members; and the extent to which the candidate would be desirable addition to the Board and any Committees thereof. Other factors that the Committee may take into consideration include a person’s availability and commitment to attend meetings and perform his or her responsibilities; an whether or not the person had any relationships that might impair or appear to impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or subadviser of the Fund, as applicable, Fund service providers, or their affiliates or with Fund shareholders.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Independent Board candidates, the Committee may consider nominees recommended by any source, including Fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the relevant Fund at such address as is set forth in the Fund’s disclosure documents. Recommendations from management may be submitted to the Committee Chairperson. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant Fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.

4.	The Committee may from time to time establish specific requirements and/or additional factors to be considered for Independent Board candidates as it deems necessary or appropriate.

5.	After its consideration of relevant factors, the Committee shall present its recommendation(s) to the full Board for its consideration.

As long as a current Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of a current Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the Fund.

PFDPX  09/12

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

You can also vote by mail.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/jhf Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
John Hancock Preferred Income Fund	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
OR
MAIL Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#	Fulfillment#
30956	30957

▼  FOLD AND DETACH HERE  ▼

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.	Please mark your votes as indicated in this example	☒

1.	Election of Nominees Specified Below as Trustees:
	(01) Charles L. Bardelis	(06) Grace K. Fey	(11) Steven R. Pruchansky	JOHN HANCOCK PREFERRED
	(02) James R. Boyle	(07) Theron S. Hoffman	(12) Gregory A. Russo	INCOME FUND
	(03) Craig Bromley	(08) Deborah C. Jackson	(13) Warren A. Thomson
	(04) Peter S. Burgess	(09) Hassell H. McClellan		THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
	(05) William H. Cunningham	(10) James M. Oates

☐	FOR ALL NOMINEES	☐	WITHHOLD FOR ALL NOMINEES

Specify your vote by marking the appropriate spaces. When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no specification is made, this proxy will be voted for the nominees named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.

☐	For all nominees except as noted above

Please Mark Here for Address Change or Comments SEE REVERSE	☐

Signature:	Date:	Signature:	Date:

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at http://www.cpushareownerservices.com/ where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The President’s Letter, Notice of Annual Meeting of Shareholders, and Proxy Statement are available at: http://www.proxyvoting.com/jhf.

▼  FOLD AND DETACH HERE  ▼

John Hancock Preferred Income Fund

Annual Meeting of Shareholders

November 9, 2012

The undersigned shareholder of John Hancock Preferred Income Fund (the “Fund”) hereby appoints ANDREW G. ARNOTT, JOHN DANELLO, KINGA KAPUSCINSKI, THOMAS M. KINZLER, NICHOLAS KOLOKITHAS, JULIE LYMAN, PATRICIA A. MORISETTE, CHARLES A. RIZZO, CHRISTOPHER SECHLER, BETSY ANNE SEEL, and ANDREW WILKINS, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Friday, November 9, 2012 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse side. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

WO#	Fulfillment#
30956	30957

John Hancock Preferred Income Fund

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on

Friday, November 9, 2012.

The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy Statement are available at: http://www.proxyvoting.com/jhf

John Hancock Preferred Income Fund

If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise you will not receive a paper or e-mail copy of these documents. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 30, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
	Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
	Email:	shrrelations@cpushareownerservices.com
(you must reference your 11-digit control number in your email)
	Internet:	http://www.proxyvoting.com/jhf

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

To Shareholders of John Hancock Preferred Income Fund:

The Annual Meeting of Shareholders of John Hancock Preferred Income Fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, November 9, 2012, at 2:00 p.m., Eastern Time.

Proposals to be considered at the Annual Meeting:

(1)	To elect thirteen (13) nominees to serve until the expiration of their respective terms; and

(2)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Trustees recommends that you vote in favor of the proposal.

Shareholders of record of John Hancock Preferred Income Fund as of the close of business on September 6, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the fund’s Annual Meeting and at any adjournment thereof.

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON THE REVERSE SIDE.
This is not a proxy card. You cannot use this notice to vote your shares.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	Ž	

30956

Directions to attend the Annual Meeting where you may vote in person can be found on our website, http://www.jhfunds.com/proxy.

Meeting Location:

John Hancock Preferred Income Fund

601 Congress Street

Boston, Massachusetts 02210

The following Proxy Materials are available for you to review online:

•	President’s Letter

•	Notice of Annual Meeting of Shareholders

•	Proxy Statement

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this notice)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@cpushareownerservices.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/jhf

The Proxy Materials for John Hancock Preferred Income Fund are available to review at:

http://www.proxyvoting.com/jhf

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO ACCESS THE ELECTRONIC PROXY CARD

We encourage you to review the proxy materials online before voting.

To access the electronic proxy card and vote your shares, go to http://www.proxyvoting.com/jhf and click on “Vote Now” in the box titled “To Vote Your Shares by Internet”. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side of this notice.

30956

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on November 9, 2012.

Meeting Information
JOHN HANCOCK PREFERRED	Meeting Type:	Annual Meeting of Shareholders
INCOME FUND	For holders as of:	September 6, 2012
Date: November 9, 2012 Time: 2:00 p.m., EST
Location: 601 Congress Street
Boston, Massachusetts 02210
Directions to meeting: http://materials.proxyvote.com/JH/Proxy

You are receiving this communication because you hold shares in the above named fund.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Annual Meeting and Proxy Statement (Includes President’s Letter)

How to View Online:

Have the information that is printed in the box marked by the arrow  è   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise you will not receive a paper or e-mail copy of these documents. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  è    (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 29, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Valid photo identification may be required to attend the meeting in person. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  è    available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Trustees recommends you vote FOR the following:
1. To elect thirteen (13) nominees to serve until the expiration of their respective terms.

Nominees:
01)	Charles L. Bardelis	08) Deborah C. Jackson 09) Hassell H. McClellan 10) James M. Oates 11) Steven R. Pruchansky 12) Gregory A. Russo 13) Warren A. Thomson
02)	James R. Boyle
03)	Craig Bromley
04)	Peter S. Burgess
05)	William H. Cunningham
06)	Grace K. Fey
07)	Theron S. Hoffman

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Voting Instructions

John Hancock Preferred Income Fund

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on November 9, 2012

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to:

www.proxypush.com/

To vote your proxy while visiting this site you will need the 12 digit control number in the box below.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one, otherwise you will not receive paper or email copy of these documents. There is no charge to you for requesting a copy. In order to receive a paper package in time for the shareholder meeting, you must make this request on or before October 30, 2012.

The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy Statement are available at:

www.proxypush.com/

Proxy materials may be requested by one of the following methods:

You must use the 12 digit control number located in the box below.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

View Materials Online at www.proxypush.com/ A convenient way to view proxy materials and VOTE!

                    To view your proxy materials online, go to www.proxypush.com/

                    Have the 12 digit control number available when you access the website and follow the instructions.

John Hancock Preferred Income Fund

Meeting Information

Meeting Type:	Annual Meeting of Shareholders
For Holders as of:	September 6, 2012
Date:	Friday, November 9, 2012
Time:	02:00 PM, Eastern Time
Place:	Offices of the Fund, 601 Congress Street,
Boston, Massachusetts 02210
Directions to Meeting:	http://www.jhfunds.com/proxy
SEE REVERSE FOR FULL AGENDA

CUSIP:
EVENT:
CONTROL NUMBER

Copyright © 2012 Mediant Communications LLC. All Rights Reserved

John Hancock Preferred Income Fund

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Election of Nominees Specified Below as Trustees

1.01 Charles L. Bardelis

1.02 James R. Boyle

1.03 Craig Bromley

1.04 Peter S. Burgess

1.05 William H. Cunningham

1.06 Grace K. Fey

1.07 Theron S. Hoffman

1.08 Deborah C. Jackson

1.09 Hassell H. McClellan

1.10 James M. Oates

1.11 Steven R. Pruchansky

1.12 Gregory A. Russo

1.13 Warren A. Thomson

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.